UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012

VERIFY SMART CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-136492
(Commission File Number)

20-5005810
(IRS Employer Identification No.)

57 Montague Street, Brooklyn NY 11201
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (718) 855-7136

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

PRELIMINARY NOTE

This Amendment No. 2 on Form 8-K/A (“Amendment No. 2”) amends the Verify Smart Corp. (“the Company” or “Registrant”) Current Report originally filed with the U.S. Securities and Exchange Commission (“the Commission” or “the SEC”) on December 21, 2012 (“Original Filing”) and subsequently amended and filed with the Commission on January 17, 2013 (“Amendment No. 1”). The Company is filing this Amendment No. 2 for the purpose of providing all required components of disclosure in the body of the Form 8-K.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On December 21, 2012, the Company decided to engage new auditors as its independent accountants to audit the Company’s financial statements. The Company’s Board of Directors and its audit committee approved the change of accountants to I. Vellmer Inc.  Accordingly, the Company dismissed PLS CPA, A Professional Corp. on December 21, 2012.

In connection with the audits of the Company’s financial statements for the Company’s last audited fiscal years ended June 30, 2011 and June 30, 2010 and any subsequent interim period through the date of dismissal, there were (i) no disagreements with PLS CPA, A Professional Corp. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of PLS CPA, A Professional Corp. would have caused PLS CPA, A Professional Corp. to make reference to the matter in their report, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The reports on the financial statements prepared by PLS CPA, A Professional Corp., for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except that PLS CPA, A Professional Corp., expressed in their reports substantial doubt about the Company’s ability to continue as a going concern.

The Company engaged the firm of I. Vellmer Inc. as of December 21, 2012. During the Company’s last fiscal year preceding their engagement, the subsequent interim periods thereto, and through the date of engagement, I. Vellmer Inc. was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements. Neither was a written report provided by I. Vellmer Inc. nor oral advice provided that I. Vellmer Inc. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or was there any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-K.

The Company provided PLS CPA, A Professional Corp. with a copy of this Amendment No. 2 Current Report on Form 8-K, that amends the Amendment No. 1 Filing Form 8-K/A and the Original Filing Form 8-K, prior to its filing with the SEC, and requested that they furnish the Company with an updated Exhibit 16 letter addressed to the SEC stating whether they agree with the statements made in this Current Report Amendment, and if not, stating the aspects with which they do not agree. A copy of the letter provided from PLS CPA, A Professional Corp. is attached as Exhibit 16.1.

Item 9.01	Financial Statements and Exhibits

16.1	Letter from PLS CPA, A Professional Corp., dated February 8, 2013, regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFY SMART CORP.

/s/ Tony Cinotti
Tony Cinotti
President

Date: February 8, 2013

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